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                           COLUMBIA FUNDS SERIES TRUST
                            COLUMBIA HIGH INCOME FUND
                                  (THE "FUND")

                        SUPPLEMENT DATED FEBRUARY 6, 2006
                   TO THE PROSPECTUSES DATED NOVEMBER 1, 2005

         Effective immediately, the prospectuses for all share classes of the Fund are hereby supplemented by changing all references to the Fund's investment sub-adviser to reflect the following:

         o J. Matthew Philo is the sole portfolio manager responsible for making the day-to-day investment decisions for Columbia High Income Fund.

         Accordingly, the prospectuses for all share classes of the Fund are hereby also supplemented by removing all references to Donald E. Morgan throughout the prospectuses.


SuP-47/106227-0206